GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gail Klapper, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-1A (File No. 2-75503 and 811-03364), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October 2015.

/s/ Gail Klapper
Gail Klapper
Member, Board of Directors
Great-West Funds, Inc.

Witness:

Cara Owen
Name:	Cara Owen

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen McConahey, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-1A (File No. 2-75503 and 811-03364), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October 2015.

/s/ Stephen McConahey
Stephen McConahey
Member, Board of Directors
Great-West Funds, Inc.

Witness:

/s/ Cara Owen
Name:	Cara Owen

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Donna Lynne, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-1A (File No. 2-75503 and 811-03364), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October 2015.

/s/ Donna Lynne
Donna Lynne
Member, Board of Directors
Great-West Funds, Inc.

Witness:

/s/ Cara Owen
Name:	Cara Owen